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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of DataWorks Corporation of our report dated April 5, 1996 relating to the financial statements of DCD Corporation appearing on page F-21 of the DataWorks Corporation on Form S-4 (No. 333-11741). We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

Minneapolis, Minnesota

February 7, 1997